UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2025

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	NYSE American
Warrants to Purchase Common Stock, par value $0.01	LGL WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into Material Definitive Agreement

On June 4, 2025, The LGL Group, Inc. (the "Company") entered into Amendment No. 1 to the Warrant Agreement ("Amendment No. 1"), by and among the Company, Computershare Inc. ("Computershare") and its wholly-owned subsidiary, Computershare Trust Company, N.A. (the "Trust Company," and together with Computershare, the "Warrant Agent"), which amends the Warrant Agreement, dated as of November 10, 2020, by and among the Company and the Warrant Agent to add an Over-Subscription Privilege to the outstanding Warrants (as defined therein) (as so amended, the "Warrant Agreement"). Pursuant to the Over-Subscription Privilege from and after October 16, 2025 (the "Over-Subscription Commencement Date") until the Expiration Date, holders of Warrants may subscribe for additional shares of common stock that remain unsubscribed as a result of any unexercised Warrants and elect the Over-Subscription Privilege will be the number of shares which are not subscribed for as of the Expiration Date pursuant to the basic warrant exercise rights of all holders. Holders that exercise the Warrants prior to the Over-Subscription Commencement Date will not be entitled to subscribe for additional shares pursuant to the Over-Subscription Privilege.

The description of Amendment No. 1 contained herein is qualified in its entirety by reference to Amendment No. 1, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1	Amendment No. 1 to Warrant Agreement, dated June 4, 2025, by and among The LGL Group, Inc., Computershare Inc., and Computershare Trust Company, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LGL GROUP, INC.
(Registrant)

Date: June 4, 2025	By:	/s/ Patrick Huvane
		Name:	Patrick Huvane
		Title:	Executive Vice President - Business Development